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Exhibit 10.14(b)
LANVISION SYSTEMS, INC.

FIRST AMENDMENT TO LEASE BETWEEN FAIRVIEW PLACE ASSOCIATES LIMITED PARTNERSHIP, LESSOR AND LANVISION, INC., LESSEE, DATED AUGUST 12, 1996

                       FIRST AMENDMENT TO LEASE BETWEEN
             FAIRVIEW PLAZA ASSOCIATES LIMITED PARTNERSHIP, LESSOR
                          AND LANVISION, INC., LESSEE

       THIS AMENDMENT, made and entered into this 12th day of August, 1996, by and between FAIRVIEW PLAZA ASSOCIATES LIMITED PARTNERSHIP, Lessor, and LANVISION, INC., Lessee;

       WHEREAS, the parties hereto have previously entered into a Lease Agreement, dated February 26, 1996, regarding 16,659 rentable square feet of office space at 5970 Fairview Road, Suite 250.

       WHEREAS, the parties hereto desire to enter into this First Amendment to Lease as hereinafter set forth:

       1. RELOCATION: Lessee will relocate to Suite 700 of 5970 Fairview Road, on October 1, 1996. Lessee's obligation for Suite 250 of 5970 Fairview Road will be null and void at October 1, 1996.

       2. NEW SQUARE FOOTAGE: The new square footage of Suite 700 is 3,770 rentable square feet (3,366 useable square feet).

       3. LEASE TERM: The new term will begin October 1, 1996, and terminate September 30, 1999.

       4. TENANT IMPROVEMENTS: Lessor will provide the following improvements at no cost to Lessee, per the floorplan, which is attached as Exhibit A:

       a) Demolish and construct the walls necessary to achieve the attached plan.
       b) Provide and install the electrical outlets as noted on the plan.
       c) Make all necessary Heating, Ventilation, Air Conditioning, lighting and sprinkler adjustments.
       d) Repair or replace any missing or damaged vertical exterior window blinds
       e) Provide and install 30 ounce building standard "Baritone Black" carpet and matching carpet base throughout, except for the Server Room, and the Break Room.
       f)  Vinyl Composition Tile in the Break and Server Room.



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       g) Paint walls throughout with Duron "Polar Bear". Paint shelves with semi-gloss "Polar Bear".
       h) Install Wall mounted Oak cabinets above the existing base cabinets.
       I)  Install new laminate counter top on existing base cabinets.
       j) Provide and install adjustable bracket shelving (to be pained), as noted on Exhibit A.
       k)  Install laminate top counter as noted on Exhibit A.
       l)  Provide initial building keys and keycards.
       m) Provide and install building standard suite entry and lobby directory signage.

       It is understood and agreed that these specifications and Exhibit A are accepted and approved by Lessee, as attached. Lessee will provide the buildout as noted, at no cost to Lessee. Should Lessee desire to make changes or additions that result in additional costs, Lessor will provide a change order with the additional costs noted for Lessee's approval before performing the work, and Lessee will be responsible for those additional costs.

       5: RENTAL CONCESSION: Lessee shall receive free rent on 460 rentable square feet for the months of October, November and December 1996. The monthly rental for that period will be $4,551.25. Full rental will begin January 1, 1997.

       6. RENTAL RATE: The base rental rate for the new space will be $16.50 per rentable square foot. The new monthly base rental, effective October 1, 1996 will be $5,183.75.

       7. RENTAL ESCALATIONS: The base rental will be escalated per the original lease as specified in Paragraphs 11 and 12 on page 2 of the original lease.

       8. RELEASE OF 5970 FAIRVIEW ROAD, SUITE 250: Upon completion of Suite 700, which will be on or before October 1, 1996, Lessee's rental obligation for Suite 700 will begin, and Lessee's obligation for 5970 Fairview Road, Suite 250 will be null and void.

       9. SECOND RIGHT OF REFUSAL: Subject to Alamo Rent A Car's existing right of 1st Refusal, Lessee will have 10 business days from notification from AAC that another bonafide prospective tenant is interested in leasing the adjacent 785 rentable square feet, to indicate in writing, its intent to lease the space. The expansion would be available to LanVision under the same terms and conditions as offered to the bonafide prospective tenant. Failure to notice Lessor in writing, constitutes refusal of the offer.

       EXCEPT as hereinabove stated, the terms and conditions of the original Lease shall remain in full force and effect.

       WITNESS our hands and seals, this 12th day of August, 1996.

LESSOR: FAIRVIEW PLAZA ASSOCIATES LIMITED PARTNERHSHIP, a North Carolina Limited Partnership, Its General Partner



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                  By:   Fairview Plaza Limited Partnership, Its General Partner

                  By:   American Asset Corporation, Its General Partner

                  By:        /s/ Jerry H. Wells
                        ---------------------------------
                         Jerry H. Wells, Vice President

ATTEST:

                  By:       /s/ Mary H. Hoagland
                        ---------------------------------
                        Mary Hoagland, Assistant Corporate Secretary

(CORPORATE SEAL)

LESSEE:           LANVISION, INC.

                  By:        /s/ Thomas E. Perazzo
                        ---------------------------------
                     Its     Chief Financial Officer
                        ---------------------------------
ATTEST:

                  By:        /s/ Eric Lombardo
                        ---------------------------------
                                             Secretary
                        ---------------------
(CORPORATE SEAL)

                            EXHIBIT A [FLOOR PLAN]






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